Filed Pursuant to Rule 497(e)
			       File No. 2-57354

	      MERRILL LYNCH MUNICIPAL BOND FUND, INC.

	       Supplement dated February 5, 1998 to
     Statement of Additional Information dated October 7, 1997

	Effective immediately, the contingent deferred sales charge of 0.20% that ordinarily would apply to purchases of Class A or Class D shares of the Limited Maturity Portfolio redeemed within one year of purchase is waived with respect to any purchase in excess of $25 million and any subsequent purchase after which the value of the purchaser's investment in the Portfolio is at least $25 million, provided that the purchaser (i) is an individual who has maintained a brokerage account with Merrill Lynch, Pierce, Fenner & Smith Incorporated for at least the last three years, (ii) is purchasing for his or her own account, and
     (iii) is an executive officer of a corporation with which the Corporate and Institutional Client Group of Merrill Lynch has had an investment banking relationship for at least the last three years.





						Code #10130-0298